UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 4, 2018

AMERICOLD REALTY TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-34723	93-0295215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Glenlake Parkway, South Tower, Suite 600 Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

(678) 441-1400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 — Departure of Certain Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 4, 2018, Americold Realty Trust (the “Company”) announced the employment of Carlos Rodriguez as Executive Vice President and Chief Operating Officer.

Prior to his employment with the Company, Mr. Rodriguez, 51, served as Senior Vice President, Distribution and Global Transportation Services, for Big Lots Stores (NYSE: BIG) from June 2012 to August 2018. Before that, he was Vice President of Supply Chain Operations for Office Depot (NASDAQ: ODP) from April 1998 to May 2012. Mr. Rodriguez received his bachelor’s degree from DeVry University, Chicago and received his M.B.A. from Loyola University of Chicago.

The Company will enter into an employment agreement with Mr. Rodriguez, which will be effective as of September 4, 2018. Once the Company and Mr. Rodriguez have entered into such employment agreement, the Company will file a Form 8-K/A to amend this Current Report on Form 8-K to provide a description and copy of such employment agreement within four business days after it has been finalized.

A copy of the press release announcing Mr. Rodriguez’s appointment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01 — Other Events.

In addition, on September 4, 2018, the Company announced that David Stuver has been promoted to Executive Vice President, Business Development and Supply Chain Solutions. Mr. Stuver previously served as the Company’s Senior Vice President, Distribution Support. In his new role, he will oversee the design, build and launch of innovative solutions to help customers overcome their most pressing supply chain issues.

Prior to his promotion, Mr. Stuver served as the Company’s Senior Vice President, Distribution from February 2013 to September 2018. Before joining the Company, Mr. Stuver was Vice President of Engineering at SUPERVALU INC. (NYSE: SVU) from December 2010 to February 2013 and served as Director of Engineering at Borders Group, Inc. from February 2004 to November 2010. Mr. Stuver received his bachelor’s degree from Georgia Tech and received his master’s degree in Systems Management from the University of Southern California.

A copy of the press release announcing Mr. Stuver’s promotion is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 — Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated September 4, 2018 announcing the appointment of Carlos Rodriguez as Executive Vice President and Chief Operating Officer and the promotion of David Stuver to Executive Vice President, Business Development and Supply Chain Solutions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 4, 2018

AMERICOLD REALTY TRUST

By:	/s/ Marc Smernoff
Name:	Marc Smernoff
Title:	Chief Financial Officer and Executive Vice President